Income Taxes	6 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

11. INCOME TAXES

The Group and its subsidiaries, and the VIEs file tax returns separately.

Cayman Islands

The Group is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Group is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

British Virgin Islands

The Group’s subsidiary incorporated in the BVI is not subject to taxation.

Hong Kong

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was gazette on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD2 million will be taxed at 16.5%.

PRC

The Group’s subsidiary and the VIEs incorporated in PRC are subject to PRC Enterprise Income Tax (“EIT”) law. Pursuant to the relevant laws and regulations in the PRC, beginning from January 1, 2020, Puyi Bohui has been qualified for west development taxation preference and subject to an income tax rate of 15%. Puyi Zhongxiang is qualified for Shenzhen Qianhai modern services cooperation district entity tax preference and is subject to an income tax rate of 15%. Chongqing Fengyi and Puyi Consulting are qualified for west development taxation preference and are subject to an income tax rate of 15%. Dake has been regarded as an accredited software company since June 2021, and thus enjoys preferential tax treatments, including being exempted from PRC Income Tax for two years starting from its first profit-making year, followed by a 50% reduction for the next three years. As Dake had a loss in the calendar year 2022, it is exempted for income tax for the six months ended December 31, 2022. Puyi FO and other PRC subsidiaries are subject to a standard 25% EIT.

The components of the income tax benefit are as follows:

	Six months ended December 31,
	2021	2022
	RMB	RMB	US$

Current	564	746	108
Deferred	(3,985)	(2,425)	(351)
Total income tax benefit	(3,421)	(1,679)	(243)

The principal components of the deferred income tax assets and liabilities are as follows:

	June 30, 2022	December 31, 2022
	RMB	RMB	US$
Deferred tax assets:
Tax loss carry forward	28,314	24,991	3,622
Allowance for doubtful accounts, credit losses and impairment losses	1,723	1,723	250
Other temporary book/tax differences	-	6,041	876
Subtotal	30,037	32,755	4,748
Less: valuation allowances	6,059	6,353	920
Total	23,978	26,403	3,828

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more-likely-than-not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law.

The Group had total tax loss carry-forwards of RMB184,258 and RMB184,801 as of June 30, 2022 and December 31, 2022, respectively. As of December 31, 2022, the tax loss carry-forwards will expire between the calendar years 2023 through 2027. For the six months ended December 31, 2021 and 2022, there was no tax loss carried forward expired and canceled.

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Six months ended December 31,
	2021	2022
	RMB	RMB	US$

Income (loss) from operations before income taxes	(42,665)	(33,133)	(4,804)
PRC income tax statutory rate	25%	25%	25%
Income tax expense (benefit) at statutory tax rate	(10,666)	(8,283)	(1,201)
Preferential tax treatments	3,966	3,513	509
Expenses not deductible for tax purposes	421	330	48
Uncertain tax provision	500	-	-
Temporary book/tax differences	-	2,286	332
Reversal of previously-recognized DTA due to changes in applicable tax rate	768	-	-
Impact of different tax rates in other jurisdictions	141	48	7
Others	197	133	19
Valuation allowances	1,252	294	43
Income tax expense (benefit)	(3,421)	(1,679)	(243)

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of December 31, 2021 and 2022, the Group had not recorded any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, since the Group intends to reinvest its earnings to further expand its business in mainland China, and its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies.

The Group analyzes its uncertain income tax positions concerning transfer pricing on a regular basis, which were primarily concerned with sales activities conducted among the subsidiaries and the VIEs that had different income tax rates (ranging from nil to 25%) and the amount of taxes that could have been paid additionally, in aggregation, had those sales activities were conducted among subsidiaries and the VIEs without any preferential income tax rates. When such potential impact is identified, the Group recognizes 100% of the calculated income tax exposure as an income tax expense and other tax liabilities.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2022 and December 31, 2022 the Group had RMB13,500 of unrecognized tax benefits that if recognized would affect the annual effective tax rate. We recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the six months ended December 31, 2021 and 2022, the Group recognized no interest or penalty expense related to unrecognized tax benefits.